Exhibit 10.8 - KITT (AM) Construction Permit

United States of America

FEDERAL COMMUNICATIONS COMMISSION FM BROADCAST STATION CONSTRUCTION PERMIT

Authorizing Official:

Official Mailing Address:
TRI-STATE MEDIA CORPORATION P.O. BOX 1450 ST GEORGE UT 84771	George H. Gwinn Supervisory Engineer Audio Division Media Bureau

Facility ID: 17436 Call Sign: KITT Permit File Number: BPH-20040114ADO	Grant Date: June 07, 2005 This permit expires 3:00 a.m. local time, 36 months after the grant date specified above.

Subject to the provisions of the Communications Act of 1934, as amended, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this permit, the permittee is hereby authorized to construct the radio transmitting apparatus herein described. Installation and adjustment of equipment not specifically set forth herein shall be in accordance with representations contained in the permittee's application for construction permit except for such modifications as are presently permitted, without application, by the Commission's Rules.

Commission rules which became effective on February 16, 1999, have a bearing on this construction permit. See Report & Order, Streamlining of Mass Media Applications, MM Docket No. 98-43, 13 FCC RCD 23056, Para. 77-90 (November 25, 1998) ; 63 Fed. Reg. 70039 (December 18, 1998). Pursuant to these rules, this construction permit will be subject to automatic forfeiture unless construction is complete and an application for license to cover is filed prior to expiration. See Section 73.3598.

Equipment and program tests shall be conducted only pursuant to Sections 73.1610 and 73.1620 of the Commission's Rules.

Name of Permittee: TRI-STATE MEDIA CORPORATION

Station Location: ID-SODA SPRINGS

Frequency (MHz): 100.1

Channel: 261

Class: C2

Hours of Operation: Unlimited

Transmitter: Type Accepted. See Sections 73.1660, 73.1665 and 73.1670 of the Commission's Rules.

Transmitter output power: As required to achieve authorized ERP.

Antenna type: Directional

Antenna Coordinates:	North Latitude:	42 deg	39min	52 sec
	West Longitude:	111 deg	30 min	30 sec

	Horizontally Polarized Antenna	Vertically Polarized Antenna
Effective radiated power in the Horizontal Plane (kW):	50	50
Height of radiation center above ground (Meters):	101	101
Height of radiation center above mean sea level (Meters):	2081	2081
Height of radiation center above average terrain (Meters):	107	107
Antenna structure registration number: 1245007

Overall height of antenna structure above ground (including obstruction lighting if any) see the registration for this antenna structure.

Special operating conditions or restrictions:

1

BEFORE PROGRAM TESTS ARE AUTHORIZED, permittee shall submit the results of a complete proof-of-performance to establish the horizontal plane radiation patterns for both the horizontally and vertically polarized radiation components. This proof-of-performance may be accomplished using the complete full size antenna, or individual bays therefrom, mounted on a supporting structure of identical dimensions and configuration as the proposed structure, including all braces, ladders, conduits, coaxial lines, and other appurtenances; or using a carefully manufactured scale model of the entire antenna, or individual bays therefrom, mounted on an equally scaled model of the proposed supporting structure, including all appurtenances. Engineering exhibits should include a description of the antenna testing facilities and equipment employed, including appropriate photographs or sketches and a description of the testing procedures, including scale factor, measurements frequency, and equipment calibration.

2

BEFORE PROGRAM TESTS ARE AUTHORIZED, permittee/licensee shall submit an affidavit that the installation of the directional antenna system was overseen by a qualified engineer. This affidavit shall include a certification by the engineer that the antenna was installed pursuant to the manufacturer's instructions and list the qualifications of the certifying engineer.

BEFORE PROGRAM TESTS ARE AUTHORIZED, permittee shall submit an affidavit from a licensed surveyor to establish that the directional antenna has been oriented at the proper azimuth.

Special operating conditions or restrictions:

4

The relative field strength of neither the measured horizontally nor vertically polarized radiation component shall exceed at any azimuth the value indicated on the composite radiation pattern authorized by this construction permit.

A relative field strength of 1.0 on the composite radiation pattern herein authorized corresponds to the following effective radiated power:

50 kilowatts.

Principal minima and their associated field strength limits:

265 degrees True: 3.001 kilowatts

5

Pursuant to the grant of this construction permit and the authority found in Sections 4 (i), 5 (c) (1), 303 and 307(b) of the Communications Act of 1934, as amended, and Sections 0.61, 0.204(b), 0.283, 1.420, 73.203(b), and 73.3573 of the Commission's Rules, the FM Table of Allotments, 47 C.F.R. Section 73.202(b), IS AMENDED as follows:

Community

Channel No.

Soda Springs, Idaho

Add 261C2

Delete 261A

Pursuant to Section 316(a) of the Communication Act of 1934, as amended, BLH-19811229KA IS MODIFIED to specify operation on Channel 261C2 in lieu of Channel 261A.

6

************** This is a Section 73.215 contour protection grant *****************  as requested by this applicant *******************

7

Permittee has specified use of an EPA Type (3) antenna to demonstrate compliance with the FCC radiofrequency electromagnetic field exposure guidelines. If any other type or size of antenna is to be used with the facilities authorized herein, a FORMAL REQUEST must be filed in conjunction with FCC Form 302-FM, application for license. This request should be made at least 10 days prior to the date on which program tests are desired to commence. The request must include a revised RF field showing to demonstrate continued compliance with the FCC guidelines.

8

The permittee /licensee in coordination with other users of the site must reduce power or cease operation as necessary to protect persons having access to the site, tower or antenna from radiofrequency electromagnetic fields in excess of FCC guidelines.

*** END OF AUTHORIZATION ***